Harbor Mid Cap Growth Fund Summary Prospectus - August 9, 2010	Institutional Class HAMGX Administrative Class HRMGX Investor Class HIMGX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2010, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.25%
Other Expenses	0.16%	0.16%	0.27%
Total Annual Fund Operating Expenses	0.91%	1.16%	1.27%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional	$ 93	$290	$504	$1,120
Administrative	$118	$368	$638	$1,409
Investor	$129	$403	$697	$1,534

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate in the most recent fiscal year was 177%.

Principal Investment Strategy

Principal Style Characteristics: Mid cap companies with significant capital appreciation potential

The Fund invests primarily in equity securities, principally common and preferred stocks of mid cap companies. We define mid cap companies as those with market capitalizations that fall within the range of the Russell Midcap® Growth Index, provided that if the upper end of the capitalization range of that Index falls below $15 billion, we will continue to define those companies with market capitalizations between the upper end of the range of the Index and $15 billion as mid cap companies. As of December 31, 2009, the range of the Index was $261 million to $15.5 billion, but it is expected to change frequently.

The Subadviser uses a bottom up approach, employing fundamental analysis to identify individual companies for potential inclusion in the Fund’s portfolio.

In analyzing companies for investment, the Subadviser looks for, among other things, companies that it believes have:

•	Strong earnings growth

•	Improving operating trends

•	Competitive advantages such as a superior management team

•	Attractive relative value within the context of a security’s primary trading market

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of equity securities of mid cap companies. The Fund’s 80% investment policy can be changed by the Fund upon 60 days’ advance notice to shareholders. The Fund may invest up to 25% of its total assets in the securities of foreign issuers, including issuers located or doing business in emerging markets.

Principal Risks

There is no guarantee that the investment objective of the Fund will be achieved. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:

Market risk: The individual stocks in which the Fund has invested or overall stock markets in which they trade may decline in value. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular company’s stock.

Growth style risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to sometimes underperform other equity funds that use different investing styles.

Selection risk: The Subadviser’s judgment about the attractiveness, value and potential appreciation of a particular company’s stock could be incorrect.

Summary Prospectus

HARBOR MID CAP GROWTH FUND

Mid cap risk: The Fund’s performance may be more volatile because it invests primarily in mid cap stocks. Mid cap companies may have limited product lines, market and financial resources. They are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.

Foreign securities risk: Prices of the Fund’s foreign securities holdings may go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or the more limited availability of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar may reduce the unhedged value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility – or variability – of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks and potential rewards of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at www.harborfunds.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

The Fund’s best and worst calendar quarters during this time period were:

	Total Return	Quarter/Year
Best Quarter	30.25%	4th/2001
Worst Quarter	-34.77%	3rd/2001

Average Annual Total Returns — As of December 31, 2009

	One Year	Five Years	Ten Years	Life of Fund
Institutional Class (inception date 11-01-2000)
Before Taxes	31.21%	4.57%	N/A	-1.99%
After Taxes on Distributions	31.21%	3.95%	N/A	-2.31%
After Taxes on Distributions and Sale of Fund Shares	20.29%	3.85%	N/A	-1.72%
Administrative Class (inception date 11-01-2002)
Before Taxes	30.89%	4.33%	N/A	10.08%
Investor Class (inception date 11-01-2002)
Before Taxes	30.74%	4.17%	N/A	9.94%
Comparative Index (life of fund return from 11-01-2000) (reflects no deduction for fees, expenses or taxes)
Russell Midcap® Growth	46.29%	2.40%	N/A	-1.31%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax exempt shareholders or shareholders who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the “Return After Taxes on Distributions and Sale of Fund Shares” may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Institutional Class shares only. After-tax returns for the Administrative and Investor Class shares will vary.

Portfolio Management

Investment Adviser

Harbor Capital Advisors, Inc.

Harbor Capital Advisors employs a ‘manager-of-managers’ approach by selecting and overseeing subadvisers responsible for the day-to-day management of the assets of the Funds. Pursuant to an exemptive order granted by the SEC, Harbor Capital Advisors, subject to the approval of Harbor Funds’ Board of Trustees, is able to select subadvisers and to enter into new or amended subadvisory agreements without obtaining shareholder approval.

Subadviser

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Wellington Management Company, LLP has subadvised the Fund since September 20, 2005.

Summary Prospectus

HARBOR MID CAP GROWTH FUND

Portfolio Managers

Michael T. Carmen, CFA Wellington Management Company, LLP

Michael T. Carmen, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager for the Fund since 2005. Mr. Carmen joined Wellington Management as an investment professional in 1999.

Mario E. Abularach, CFA

Wellington Management Company, LLP

Mario E. Abularach, CFA, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2006. Mr. Abularach joined Wellington Management as an investment professional in 2001.

Stephen Mortimer

Wellington Management Company, LLP

Stephen Mortimer, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2010. Mr. Mortimer joined Wellington Management as an investment professional in 2001.

Buying and Selling Fund Shares

Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders are processed at the net asset value next calculated after an order is received in good order by the Fund. You may conduct transactions by mail, by telephone or through our website.

By Mail	Harbor Services Group, Inc. P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
Visiting Our Website	www.harborfunds.com

Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.

The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Type of Account	Institutional Class	Administrative Class*	Investor Class
Regular	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$50,000	N/A	$1,000
*	Limited only to eligible retirement plans and financial intermediaries. There is no minimum investment for qualified retirement plans and Section 457 plans.

Tax Information

The Fund expects to distribute any net investment income and any net realized capital gains annually in December. The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Harbor Funds.

Summary Prospectus
August 9, 2010

Harbor Mid Cap Growth Fund

Institutional Class	Administrative Class	Investor Class
HAMGX	HRMGX	HIMGX

FD.P.19.MCG.0810 08/2010/650

Harbor Funds
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302